Income Taxes (Tables)	12 Months Ended
Jul. 31, 2020
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets

Significant components of our deferred tax assets are as follows:

	July 31,
	2020	2019
Net operating loss carry-forward	$26,540,000	$26,940,000
Stock options and warrants	1,950,000	2,030,000
Other temporary differences	(120,000)	(130,000)
Total deferred tax assets	28,370,000	28,840,000
Valuation allowance for deferred tax assets	(28,370,000)	(28,840,000)
Net deferred tax assets	$—	$—

Schedule of Reconciliation Effective Tax Rate, Percentage

A reconciliation of income taxes computed using the statutory income tax rate, compared to the effective tax rate, is as follows:

	2020	2019
Federal tax benefit at the expected statutory rate	—%	21.0%
State income tax, net of federal tax benefit	—	0.6
Other	—	(18.3)
Valuation allowance	—	—
Income tax benefit - effective rate	—%	(3.3)%